Exhibit 99.2

Fidelity National Financial, Inc.

Third Quarter 2013 Operating Results

The following are summary consolidated financial and operational results for Fidelity National Financial, Inc. for the three-month and nine-month periods ended September 30, 2013 and 2012:

FIDELITY NATIONAL FINANCIAL, INC.

SUMMARY OF EARNINGS

(In millions, except order information in 000’s)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Direct title premiums	$472	$436	$1,377	$1,215
Agency title premiums	630	569	1,779	1,501

Total title premiums	1,102	1,005	3,156	2,716
Escrow, title-related and other fees	437	428	1,361	1,228

Total title and escrow	1,539	1,433	4,517	3,944
Restaurant revenue	336	298	1,037	551
Remy revenue	266	143	834	143
Interest and investment income	29	36	99	109
Realized gains and losses	4	123	7	193

Total revenue	2,174	2,033	6,494	4,940
Personnel costs	540	470	1,605	1,322
Other operating expenses	329	331	1,020	932
Cost of restaurant revenue	292	258	889	473
Cost of Remy revenue (includes $19, $6, $55 and $6 of D&A, respectively)	223	125	704	125
Agent commissions	482	432	1,352	1,144
Depreciation and amortization	36	28	104	71
Title claim loss expense	77	69	221	200
Interest expense	27	19	71	50

Total expenses	2,006	1,732	5,966	4,317
Earnings from continuing operations before taxes	168	301	528	623
Income tax expense	54	70	172	188

Earnings from continuing operations before equity investments	114	231	356	435
Earnings from equity investments	(14)	5	(20)	13

Net earnings from continuing operations	100	236	336	448
Income from discontinued operations, net of tax	—	(1)	(2)	11

Net earnings	100	235	334	459
Non-controlling interests	2	1	8	4

Net earnings attributable to common shareholders	$98	$234	$326	$455

Earnings per share:
Net earnings attributable to common shareholders – basic	$0.43	$1.06	$1.45	$2.07

Net earnings attributable to common shareholders – diluted	$0.43	$1.04	$1.42	$2.02
Weighted average shares – basic	226	221	225	220

Weighted average shares – diluted	230	226	230	225

Direct operations orders opened (000’s)	474	707	1,789	2,025
Direct operations orders closed (000’s)	410	480	1,401	1,349
Fee per file	$1,807	$1,467	$1,568	$1,456
Actual title claims paid	$103	$97	$303	$302

FIDELITY NATIONAL FINANCIAL, INC.

THIRD QUARTER SEGMENT INFORMATION

(In millions, except order information in 000’s)

(Unaudited)

Three Months Ended September 30, 2013	Consolidated	FNT	Restaurant Group	Remy	Corporate and Other
Gross operating revenue	$2,141	$1,507	$336	$266	$32
Interest and investment income	29	29	—	1	(1)
Realized gains and losses	4	3	2	(1)	—

Total revenue	2,174	1,539	338	266	31
Personnel costs	540	467	16	19	38
Other operating expenses	329	276	15	13	25
Cost of revenue	515	—	292	223	—
Agent commissions	482	482	—	—	—
Depreciation and amortization	36	16	13	1	6
Title claim loss expense	77	77	—	—	—
Interest expense	27	—	2	6	19

Total expenses	2,006	1,318	338	262	88
Pre-tax earnings from continuing operations	168	221	—	4	(57)
Pre-tax margin	7.7%	14.4%	—	1.5%	—
Adjusted pre-tax margin	7.6%	14.2%	—	1.9%	—
Open orders	474	474	—	—	—
Closed orders	410	410	—	—	—

Three Months Ended September 30, 2012	Consolidated	FNT	Restaurant Group	Remy	Corporate and Other
Gross operating revenue	$1,874	$1,418	298	143	$15
Interest and investment income	36	34	—	—	2
Realized gains and losses	123	—	50	79	(6)

Total revenue	2,033	1,452	348	222	11
Personnel costs	470	436	17	8	9
Other operating expenses	331	289	18	5	19
Cost of revenue	383		258	125
Agent commissions	432	432	—	—	—
Depreciation and amortization	28	17	11	—	—
Title claim loss expense	69	69	—	—	—
Interest expense	19	—	1	4	14

Total expenses	1,732	1,243	305	142	42
Pre-tax earnings from continuing operations	301	209	43	80	(31)
Pre-tax margin	14.8%	14.4%	12.3%	36.0%	—
Adjusted pre-tax margin	9.3%	14.4%	—	0.7%	—
Open orders	707	707	—	—	—
Closed orders	480	480	—	—	—

FIDELITY NATIONAL FINANCIAL, INC.

YTD SEGMENT INFORMATION

(In millions, except order information in 000’s)

(Unaudited)

Nine Months Ended September 30, 2013	Consolidated	FNT	Restaurant Group	Remy	Corporate and Other
Gross operating revenue	$6,388	$4,422	$1,037	$834	$95
Interest and investment income	99	97	—	1	1
Realized gains and losses	7	10	—	(4)	1

Total revenue	6,494	4,529	1,037	831	97
Personnel costs	1,605	1,400	47	65	93
Other operating expenses	1,020	845	50	36	89
Cost of revenue	1,593	—	889	704	—
Agent commissions	1,352	1,352	—	—	—
Depreciation and amortization	104	49	40	3	12
Title claim loss expense	221	221	—	—	—
Interest expense	71	—	6	16	49

Total expenses	5,966	3,867	1,032	824	243
Pre-tax earnings from continuing operations	528	662	5	7	(146)
Pre-tax margin	8.1%	14.6%	0.5%	0.8%	—
Adjusted pre-tax margin	8.0%	14.4%	0.5%	1.3%	—
Open orders	1,789	1,789	—	—	—
Closed orders	1,401	1,401	—	—	—

Nine Months Ended September 30, 2012	Consolidated	FNT	Restaurant Group	Remy	Corporate and Other
Gross operating revenue	$4,638	$3,900	551	143	$44
Interest and investment income	109	104	—	—	5
Realized gains and losses	193	5	121	79	(12)

Total revenue	4,940	4,009	672	222	37
Personnel costs	1,322	1,263	25	8	26
Other operating expenses	932	827	46	5	54
Cost of revenue	598	—	473	125
Agent commissions	1,144	1,144	—	—	—
Depreciation and amortization	71	49	20	—	2
Title claim loss expense	200	200	—	—	—
Interest expense	50	—	2	4	44

Total expenses	4,317	3,483	566	142	126
Pre-tax earnings from continuing operations	623	526	106	80	(89)
Pre-tax margin	12.6%	13.1%	15.8%	36.0%	—
Adjusted pre-tax margin	9.1%	13.3%	—	0.7%	—
Open orders	2,025	2,025	—	—	—
Closed orders	1,349	1,349	—	—	—

FIDELITY NATIONAL FINANCIAL, INC.

SUMMARY BALANCE SHEET INFORMATION

(In millions, except per share amounts)

	September 30,	December 31,
	2013	2012
	(Unaudited)
Cash and investment portfolio	$5,252	$5,186
Goodwill	1,894	1,909
Title plant	374	374
Total assets	10,077	9,903
Notes payable	1,348	1,344
Reserve for title claim losses	1,695	1,748
Secured trust deposits	644	528
Total equity	4,940	4,749
Book value per share	$21.51	$20.78

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